EXHIBIT 99.6

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY OR (II) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

Lightning Gaming, Inc.

Right to Purchase Shares
(Subject to Adjustment)

Warrant for Stock

Lightning Gaming, Inc., a Nevada corporation (hereinafter referred to as the “Company”), hereby certifies that, for value received,

SIG Strategic Investments, LLLP

or registered assigns (the “Holder”), is entitled to purchase from the Company at any time or from time to time during the Exercise Period (as hereinafter defined) FIVE HUNDRED THOUSAND (500,000) shares of common stock of the Company, subject to adjustment as provided below (the “Stock”), on the payment therefor of the exercise price which shall be $2.00 per share of the Stock, multiplied by the number of shares to be issued (the “Exercise Price”), upon the surrender of this Warrant duly signed by the registered Holder hereof at the time of exercise, accompanied by payment of the Exercise Price, upon the terms and subject to the conditions hereinafter set forth.

The Warrant represented hereby is being delivered as a result of the transfer of a warrant initially issued pursuant to that certain Loan Agreement dated as of June 27, 2007, (the “Agreement”) by and among Lightning Poker, Inc., and the Lenders identified therein (which warrant, pursuant to the terms of the Agreement and Plan of Merger dated September 27, 2007 by and among the Company, LPI Acquisition Corp., and Lightning Poker, Inc., became exercisable for shares of common stock of the Company). Capitalized terms used herein without definition shall have the meanings set forth in the Agreement.

EXERCISE OF WARRANT. This Warrant shall be exercisable commencing on the date hereof and shall expire at 5:00 p.m. on June 27, 2012 (the “Exercise Period”). In the event of a proposed Change of Control, the Company shall give the Holder ten (10) days prior notice of the proposed closing date of the Change of Control and, to the extent the Warrant has not been exercised by such proposed closing date, then this Warrant shall terminate on such proposed closing date. “Change of Control” shall mean (x) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any merger, consolidation or other form of reorganization in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, but excluding any transaction effected primarily for the purpose of changing the Company’s jurisdiction of incorporation), unless the Company’s stockholders of record as constituted immediately prior to such transaction or series of related transactions will, immediately after such transaction or series of related transactions hold at least a majority of the voting power of the surviving or acquiring entity or (y) a sale of all or substantially all of the assets of the Company in one or a series of transactions.

Subject to the foregoing restrictions, during the Exercise Period this Warrant may be exercised, in whole or in part, as follows:

A.         Exercise for Cash. The Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, by surrendering this Warrant, with the Exercise of Warrant and Declaration appended hereto duly executed by or on behalf of the Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Exercise Price payable in respect of the number of shares of Stock purchased upon such exercise.

B.         Cashless Exercise.

             (i)         The Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, on a cashless basis, by surrendering this Warrant, with the Exercise of Warrant and Declaration appended hereto duly executed by or on behalf of the Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Exercise Price payable in respect of the number of shares of Stock purchased upon such exercise. In the event of an exercise pursuant to this subsection B, the number of shares of Stock issued to the Holder shall be determined according to the following formula:

X     =         Y(A-B)
                       A

Where	X=	the number of shares of Stock that shall be issued to the Holder;

Y=
the number of shares of Stock for which this Warrant is being exercised (which shall include both the number of shares of Stock issued to the Holder and the number of shares of Stock subject to the portion of the Warrant being cancelled in payment of the Exercise Price);

A=	the Fair Market Value (as defined below) of one share of capital stock; and

B=	the Exercise Price then in effect.

             (ii)         The Fair Market Value per share of capital stock shall be determined as follows:

(1)        If the capital stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of capital stock shall be deemed to be the average of the high and low reported sale prices per share of capital stock thereon during the three trading days immediately preceding the Exercise Date (provided that if no such price is reported on any such day, the Fair Market Value per share of capital stock shall be determined pursuant to clause (2)).

(2)        If the capital stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of capital stock shall be determined in good faith by the Board of Directors of the Company, subject to the approval of the Holders of 65% of the capital stock issuable upon exercise of the Warrants issued pursuant to the Agreement. If the parties hereto cannot reach agreement, then the cashless exercise option shall not be available to the Holder.

DELIVERY OF STOCK CERTIFICATE UPON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Exercise Price (which payment shall be deemed to have occurred when funds are immediately available to the Company without provisions), the Company will cause to be issued in the name of and delivered to the registered Holder hereof or its assigns, or such Holder’s nominee or nominees, a certificate or certificates for the number of full shares of Stock of the Company to which such Holder shall be entitled upon such exercise (and in the case of a partial exercise, a Warrant of like tenor for the unexercised portion remaining subject to exercise prior to the expiration of the Exercise Period set forth herein). For all corporate purposes, such certificate or certificates shall be deemed to have been issued and such Holder or such Holder’s designee to be named therein shall be deemed to have become a holder of record of such shares of Stock as of the date the duly executed exercise form pursuant to this Warrant, together with full payment of the Exercise Price, is received by the Company as aforesaid. No fraction of a share or scrip certificate for such fraction shall be issued upon the exercise of this Warrant; in lieu thereof, the Company will pay or cause to be paid to such Holder cash equal to a like fraction at the prevailing fair market price for such share as determined in good faith by the Company.

ANTI-DILUTION PROVISIONS. A. Dividends. In the event that a dividend shall be declared upon the Stock of the Company payable in shares of said stock, the number of shares of Stock covered by this Warrant shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

B.         Reorganizations, Consolidations, Mergers. Except as otherwise set forth herein, in the event that the outstanding shares of Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then upon exercise of this Warrant there shall be substituted for the shares of Stock covered by this Warrant, the number and kind of shares of stock or other securities which would have been substituted therefor if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such changed or substituted stock or other securities.

C.         Other Changes. In the event there shall be any change, other than specified above, in the number or kind of outstanding shares of Stock of the Company or of any stock or other securities into which such Stock shall be changed or for which it shall have been exchanged, then if the Board of Directors shall determine, in good faith, that such change equitably requires an adjustment in the number or kind of shares covered by this Warrant, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes on this Warrant.

D.         Adjustment to Exercise Price. In the event that the Company issues or sells any equity securities (including warrants and securities convertible into equity securities) (“Additional Stock”), without consideration or for a consideration per share less than the Exercise Price, then the Exercise price shall forthwith be adjusted to the price at which the Company has issued or sold such Additional Stock.

LOST, STOLEN, DESTROYED OR MUTILATED WARRANT. Upon receipt by the Company of evidence satisfactory (in the exercise of reasonable discretion) to it of the ownership of and the loss, theft or destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity satisfactory (in the exercise or reasonable discretion) to it, and (in the case of mutilation) upon the surrender and cancellation thereof, the Company will issue and deliver, in lieu thereof, a new Warrant of like tenor.

TRANSFER AND TRANSFER RESTRICTIONS. A. Owner of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided below.

B.         Transfer of Warrant. The Company agrees to maintain, at its then principal place of business, books for the registration of the Warrant and transfers thereof, and, subject to the provisions of subsections C, D and E below, this Warrant and all rights hereunder are transferable, in whole or in part, on said books at said office, upon surrender of this Warrant at said office, together with a written assignment of this Warrant duly executed by the Holder hereof or his duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.

C.         Restrictions on Transfer. . Neither this Warrant nor the shares of Stock issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the “Act”) or any state securities laws. Therefore, in order, among other things, to insure compliance with the Act, the Holder of this Warrant, including any successive Holder, agrees by accepting this Warrant to not sell, assign, pledge, hypothecate, mortgage, encumber, dispose of, or otherwise transfer all or any portion of this Warrant without the prior written consent of the Company; provided that,  a Holder may transfer all or any portion of this Warrant without the prior written consent of the Company (a) as part of a registered public offering of the Company’s securities or pursuant to a transfer, sale, or exchange which is exempt from the registration requirements of the Act, including, without limitation,  pursuant to Rule 144 under the Act,  (b) in connection with a merger or consolidation of the Company with another entity, or in connection with a reorganization, reclassification, or recapitalization of the Company's capital stock, (c) by pledge that creates a mere security interest in all or any portion of this Warrant, provided that the pledgee thereof agrees in writing in advance to be bound by and comply with all applicable provisions of this Warrant to the same extent as if it were the Holder making such pledge, (d) either during his lifetime or on death by will or the laws of descent and distribution to his siblings, ancestors, descendants or spouse, or any custodian or trustee for the account of Holder or Holder’s siblings, ancestors, descendants or spouse, or (e) to an affiliate or a partner of Holder. In each such case, a transferee shall receive and hold all or any portion of this Warrant subject to the provisions of this Warrant and there shall be no further transfer except in accordance herewith. No party will avoid the provisions of this Warrant by making one or more transfers to an affiliate of such party and then disposing of all or any portion of such party’s interest in such affiliate. The Company may condition any transfer of this Warrant in the absence of registration under the Act upon its receipt of an opinion of counsel reasonably acceptable to it stating that such transfer is exempt from the registration and prospectus delivery requirements of said Act.

D.         Legend on Shares. Each certificate for shares of Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear substantially the following legend (and any additional legend required under the Act or otherwise):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT, OR (II) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to the transfer restrictions contained in this Warrant. The exercise and transfer restriction provisions of this Warrant shall be binding upon all subsequent Holders of the Warrant.

COVENANTS. The Company covenants that, so long as this Warrant is exercisable, it will reserve from its authorized and unissued Stock a sufficient number of shares to provide for the delivery of stock pursuant to the exercise of this Warrant. The Company further covenants that all shares of Stock which shall be so deliverable upon exercise of this Warrant shall be duly and validly issued and fully paid and nonassessable.

MISCELLANEOUS. This Warrant does not confer upon the Holder any rights of a stockholder of the Company, including, without limitation, any right to vote or to consent to or receive notice as a stockholder of the Company.

HEADINGS. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

Dated: December 11, 2009	LIGHTING GAMING, INC.
	By:	/s/ Robert D. Ciunci
	Name:	Robert D. Ciunci
	Title:	Chief Financial Officer

EXERCISE OF WARRANT AND DECLARATION

To:	Lightning Gaming, Inc.

The undersigned Holder hereby exercises the right to purchase _________________ shares of capital stock of Lightning Gaming, Inc., a Nevada corporation (the “Company”) and delivers to the Company herewith the Exercise Price.

The undersigned declares and represents to the Company that the intention of this exercise is to acquire the aforementioned shares for investment only and not for resale or with a view to the distribution thereof, except as the same may be made in compliance with all applicable securities laws. The undersigned has been advised that the shares being issued to the undersigned are not being registered under the Securities Act of 1933 (the “Act”) on the grounds that this transaction is exempt under the Act as not involving any public offering. As a result of not being registered under the Act, the undersigned has been advised that the shares may not be sold or offered for sale in the absence of an effective registration statement as to the securities under the Act and any applicable state securities acts or the availability of an exemption from the registration requirements under the Act and any applicable state securities acts.

You will kindly forward a certificate or certificates for the shares purchased hereby and, if such shares shall not include all of the shares provided in this Warrant, a new Warrant of like tenor and date for the balance of the shares issuable thereunder shall be delivered to the undersigned at the address set forth below.

Date:_____________________	______________________________

Name of Holder

By:___________________________

Address:

______________________________

______________________________

______________________________